                                                                                                                                    Sub-Item 77 Q1(a)

CitizensSelect Funds (the “Registrant”)

The Registrant’s Amended and Restated By-Laws, effective July 1, 2011, are herein incorporated by reference to Post Effective Amendment No. 10 (the "Amendment") to the Registrant’s Registration Statement on Form N-1A. The Amendment was filed with the Securities and Exchange Commission on August 26, 2011, and became effective September 1, 2011.